Exhibit 10.6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF
		1	2

2. AMENDMENT/MODIFICATION NO. 062	3. EFFECTIVE DATE 05/02/2016	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
FEDERAL EXPRESS CORPORATION
3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800			9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13)
SUPPLIER CODE: 000389122	FACILITY CODE		04/23/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required.) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A. THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO THE AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

D. OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) The purpose of this modification is to incorporate Operating Period 32 (May) Ad Hoc Charters into the ACN-13-FX contract, with the following conditions:

A) Once the Charters are scheduled they cannot be canceled.

B) All Service and Scan penalties (reductions in payment) will be eliminated for Operating Period 32 in which these “Ad Hoc Charters” will operate.

C) Volume will be inducted into the network at the Memphis Hub and will incur appropriate tier pricing and will be processed normally.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain
15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 6/17/16	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 6/20/16

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET			REQUISITION NO.	PAGE 2	OF 2
CONTRACT/ORDER NO. ACN-13-FX/062	AWARD/ EFFECTIVE DATE 05/02/2016	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

FedEx will notify the Postal Service if the tender requirement is different than what is currently in the contract.

Delivery does not change.

Payments for said charters will be paid as part of the Operating Period reconciliation.

- - - - - - - - - - - - - - -

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment

Terms: SEE CONTRACT

Delivery: 05/02/2016

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 09/30/2013 to 09/30/2020

Change Item 9 to read as follows:
9	Ad Hoc Charter Option Account Number: 53703				[*]

This value is for estimation purposes only.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FedEx Scheduled Charters—May Operating Period (May 02 - May 08)- Week One									Weekly Total	A/C Type	Rate	Adoc Charters
Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN
PHL	WED	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
LAX	Thurs	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
LAX	Friday	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]
Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]
FedEx Scheduled Charters—May Operating Period (May 09 - May 15) - Week Two
Location	Days operated	Cubic Feet Requested	TUE	WED	THU	FRI	SAT	SUN
TPA	Tue	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	A-300	[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]

FedEx Scheduled Charters—May Operating Period (May 16 - May 22) - Week Three
TPA	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	757	[*]	[*]
EWR	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]
Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]

FedEx Scheduled Charters—May Operating Period (May 23 - May 29) - Week Four
EWR	TUE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	MD-10	[*]	[*]
Total		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]
Monthly Charters			[*]	[*]	[*]	[*]	[*]	[*]	[*]			[*]

*

Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.